UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  November 16, 2009

                             TRANS-LUX CORPORATION
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             (Exact name of registrant as specified in its charter)

       Delaware                         1-2257                   13-1394750
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(State or other jurisdiction         (Commission               (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)

                    26 Pearl Street, Norwalk, CT  06850-1647
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (203) 853-4321


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

           On November 16, 2009, Trans-Lux Corporation issued a press release announcing results of operations for the three and nine months ended September 30, 2009. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

      (d)  Exhibits.

           99.1  Press release dated November 16, 2009




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                        TRANS-LUX CORPORATION



                                        by:  /s/ Angela D. Toppi
                                           ---------------------------
                                           Angela D. Toppi
                                           Executive Vice President
                                           and Chief Financial Officer




   Dated:  November 16, 2009